Company Overview April 25, 2022

Special Note Regarding Forward-Looking Information & Use of Non-GAAP Information 1 Statements in this presentation regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “remain,” “believe,” “outlook,” “expect,” “assume,” “assumed,” and similar terminology. These risks and uncertainties include factors such as (i) any ongoing impact of the COVID-19 pandemic due to new variants or efficacy and rate of vaccinations, as well as related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of federal vaccine mandates on our workforce and whether additional government stimulus payments or supplemental unemployment benefits will be approved, and the nature, amount and timing of any such payments or benefits, (ii) the possibility that the operational, strategic and shareholder value creation opportunities expected from the separation and spin-off of the Aaron’s Business into what is now The Aaron’s Company, Inc. may not be achieved in a timely manner, or at all; (iii) the failure of that separation to qualify for the expected tax treatment; (iv) the risk that the Company may fail to realize the benefits expected from the acquisition of BrandsMart, including projected synergies; (v) risks related to the disruption of management time from ongoing business operations due to the acquisition; (vi) failure to promptly and effectively integrate the BrandsMart acquisition; (vii) the effect of the acquisition on our operating results and businesses and on the ability of Aaron's and BrandsMart to retain and hire key personnel or maintain relationships with suppliers; (viii) changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; (ix) legal and regulatory proceedings and investigations, including those related to consumer protection laws and regulations, customer privacy, third party and employee fraud and information security; (x) the risks associated with our strategy and strategic priorities not being successful, including our e-commerce and real estate repositioning and optimization initiatives or being more costly than anticipated; (xi) risks associated with the challenges faced by our business, including the commoditization of consumer electronics and our high fixed-cost operating model; (xii) increased competition from traditional and virtual lease-to-own competitors, as well as from traditional and online retailers and other competitors; (xiii) financial challenges faced by our franchisees; (xiv) increases in lease merchandise write-offs, and the potential limited duration and impact of government stimulus and other government payments made by Federal and State governments to counteract the economic impact of the pandemic; (xv) the availability and prices of supply chain resources, including products and transportation; and (xvi) the other risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Statements in this presentation that are “forward-looking” include without limitation statements about: (i) the execution of our key strategic priorities; (ii) the growth and other benefits we expect from executing those priorities; (iii) our 2022 financial performance outlook; (iv) the Company’s goals, plans, expectations, and projections regarding the expected benefits of the BrandsMart acquisition; and (v) the impact on our 2022 financial performance of additional rounds of government stimulus payments. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this presentation. This presentation contains certain financial information in a format not in accordance with generally accepted accounting principles in the United States (“GAAP”). Please see the appendix to this presentation for a definition of certain key performance indicators, such as same store revenues, and non-GAAP financial measures, such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net earnings, non-GAAP net earnings per share and free cash flow, shown in this presentation. Management believes that presentation of these non-GAAP and other financial measures are useful because it gives investors supplemental information to evaluate and compare the underlying operating performance from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or be considered superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of each non-GAAP financial measure to the nearest comparable GAAP financial measure is included in the appendix to this presentation.

Aaron’s Mission Guides Our Strategic Priorities 2 Simplify and Digitize the Customer Experience Align Store Footprint to Customer Opportunity Promote the Aaron’s Value Proposition Mission: Enhance people's lives by providing easy access to high-quality products through affordable lease and retail purchase options Aaron’s Core Business Strategic Priorities

1,074 Company Stores 236 Franchise Stores 47 States + Canada 706 Markets 15 Fulfillment Centers 24/7 Aarons.com Aaron’s Core Business Overview Aaron's offers a compelling customer value proposition through an attractive recurring-revenue business model Key Product Categories (% Revenue) (5) Geographic Footprint(4)Key Highlights (2021 Financial Results) (1) Omni-Channel Rent-to-Own Model 65+ Year Track Record (Founded in 1955) 1.9 Million Unique Customers Annually $1.8 Billion Revenue $110 Million Net Income $234 Million Adj. EBITDA (2) $136 Million Cash Flow from Ops (2) $51 Million Free Cash Flow (2) Woodhaven Furniture Manufacturing (40% of Volume) (3) Furniture (43%) Home Appliances (31%) Consumer Electronics (6) (16%) Computers (7%) Source: Company Filings 1 All figures reflect 12/31/2021 year-end results 2 Reconciliations of Adjusted EBITDA and Free Cash Flow are included in the Appendix 3 Upholstered furniture and bedding only 4 As of 12/31/2021 5 For the year ended 12/31/21, other product categories comprise 3% of Total revenues 6 Consumer Electronics includes televisions, gaming and audio 3

Aaron’s Core Business Key Investment Highlights Large, resilient customer base representing ~30% of the U.S. population Compelling customer value proposition driven by competitive pricing, high approval rates, and best-in-class customer service Digitally enabled, omni-channel strategy that provides an integrated online and in-store experience Expect to grow earnings, expand margins, and generate strong free cash flow by optimizing store footprint and executing a digital-first strategy 4

Aaron’s Core Business Offers a Compelling Customer Value Proposition Compelling value proposition supported by advanced omni-channel capabilities and existing infrastructure Low Monthly Payments o Low customer acquisition costs o Product return capabilities o Advanced decisioning Competitive Total Cost of Ownership o Advanced proprietary decisioning algorithms o Large repository of customer performance data o Relationship-based local account servicing High Approval Rates o Last mile capabilities o Integrated supply chain o Locally available inventory o Express delivery options Fast Delivery o Focus on customers achieving ownership o High repeat business o Advanced technology platforms Customer Lifecycle Management o Wholesale inventory costs o Lease ownership plan flexibility o Re-lease returned merchandise 5

Store Footprint provides Foundation for Value Proposition Aaron’s stores are a distributed network of showrooms and servicing hubs embedded in our local communities Service, Repairs, & Lease Renewals Warehousing & Reverse Logistics Fast Delivery & Setup Shop Online Or In Showroom Hard-to-replicate market footprint, logistics infrastructure, and dynamic store operating model create a competitive advantage 6

Digital-First Strategy Enhances the Customer Experience Leverage digital technology to streamline all key touchpoints in the customer journey Digitize the Journey Put the Customer in Control Accelerate Omni-channel Provide the customer with increased flexibility and choice in all aspects of their experience Add capabilities that provide a seamless shopping and servicing experience across all channels Proprietary technology platforms position us to reduce customer friction, lower cost-to-serve, and expand our competitive advantage 7

Centralized Lease Decisioning Enhances Operating Model Agile and Flexible Decisioning improves lease pool performance and labor efficiency Model adjustments can be made quickly across all channels National rollout completed in Q2 2020 enables optimization of lease decisioning across all markets Creates significant differentiation between other direct-to-consumer (“DTC”) peers Available Chainwide Optimizes Profitability Competitive Advantage Allows for seamless online, mobile, or in-store approval process Omni-channel Capable 8

Website Traffic (millions) Aarons.com is an Industry Leading E-Commerce Platform Aarons.com customers are ~5 years younger than in-store 51% of Aarons.com customers have never shopped at Aaron’s before Seamless Customer Experience Online capabilities work seamlessly across smartphones, tablets, and computers Mobile First Access to in-store and in- warehouse merchandise, as well as additional offerings direct from well-known national suppliers Broad Selection End-to-end technology platform allows the customer to shop, get approved, start a lease, and schedule delivery Fully Transactional E-Com Trends New, Younger Customers... 9

GenNext Stores Improve Customer Experience Easy-to-navigate, larger showrooms highlight expanded assortment Value-engineered buildouts modernize the Aaron’s brand Analytics-driven market strategy aligns store footprint with our customer opportunity Innovative operating model and technology enhance customer experience 10

Real Estate Strategy Leads to Fewer, More Profitable Stores

GenNext Store Repositioning & Renovation Overview

Project Type	Concept	Performa Expectation
Multi-Store Consolidation	Close **two or more** existing stores and relocate to a new location that is better positioned to serve the market	**Revenue –** Decline due to closures **Profit** – Improve due to cost consolidation **Highest IRR** and shortest payback
Single Store Repositioning	Close **one** existing store and relocate to a new location that is better positioned to serve the market	**Revenue –** Improve **Profit** – Improve
Single Store Renovation	Renovate an existing store with GenNext design and operating model	**Revenue –** Improve **Profit -** Improve

- Every project is unique, and we develop multi-year operational targets for each store
- Early Results: Achieving expected internal financial targets
- Store Performance: Lease originations for GenNext stores open less than one year grew at a rate of more than 20% higher than our average legacy Aaron's stores

Plan to reduce our store count over the next 5 years

Site selection is driven by data analytics and insights into where customers live, work, and shop

Recurring revenue model produces compelling real estate consolidation opportunities

Expect increased capital efficiency, improved unit economics, and strong free cash flow

Aaron's

11

1 Amounts for the years ended December 31, 2018, 2019, 2020 and 2021 are derived from the Company’s audited financial statements. Amounts for the trailing twelve-month period ended March 31, 2022 are derived using the Company’s unaudited financial statements included in the Form 10-Q filed with the SEC on April 25, 2022. 2 Includes Company-operated and franchised stores 3 A reconciliation of Adjusted EBITDA is included in the Appendix 4 See Basis of Presentation in the Appendix $1,821$1,846$1,735$1,784$1,795 YoY Growth N/A (0.6)% (2.7%) 6.4% (1.4)% Net Change (37) (187) (162) (30) (4) 1,340 1,310 1,306 1,689 1,502 9.3% 1.8% (0.1)% (1.5)% (4.3)% Margin 9.4% 9.3% 12.0% 12.7% 11.8% $215 $234 $209 $165$169 Aaron's Historical Financial Performance Revenue ($ millions)1 Total Store Count2 Same Store Revenues Adjusted EBITDA ($ millions)3,4 12

Aaron’s Q1 2022 Performance 1 Q1 2021 Operating Expenses include $7.8M related to separation costs and restructuring expenses. 2 Q1 2022 Operating Expenses include $7.3M related to acquisition-related costs, restructuring expenses and separation costs. 3 Reconciliations of Adjusted EBITDA and Non-GAAP EPS are included in the Appendix. 4 Total Opex as a % of Total Revenues excludes $7.3M and $7.8M in Q1 2022 and Q1 2021, respectively, related to some combination of acquisition-related costs, restructuring expenses and separation costs as described in the footnotes above. 13

Introducing BrandsMart U.S.A.

BrandsMart is one of the leading appliance and consumer electronics retailers in the southeast United States

"Best-in-class" pricing

Loyal and diverse customer base across the credit spectrum

Broad product assortment of thousands of products across hundreds of brands

Strong brand awareness and recognition in existing markets

Incentivized sales culture drives differentiated customer service experience

Key Facts

- Founded in 1977, acquired by The Aaron's Company, Inc. on April 1, 2022
- Headquartered in Ft. Lauderdale, FL
- ~1,500 Team Members
- 9 Stores, 1 Outlet center across Florida and Georgia
- >100,000 sq ft per store
- Categories include Large and Small Appliances, Consumer Electronics, Computers, Furniture, and Other Home Goods
- Established and growing e-commerce platform

CY 2021 Financial Metrics(1)

- **Revenue:** ~$757M
- **Adjusted EBITDA:** ~$46M
- **>$70M** Annual Sales per store

1. CY 21 represents 12 months ended 12/25/2021

Aaron's

14

Transaction Overview

The addition of BrandsMart strengthens Aaron's ability to deliver on our mission of enhancing people's lives by providing easy access to high-quality products through affordable lease and retail purchase options

Transaction Structure	▪ Purchase price of $230 million in cash, subject to customary adjustments and anticipated transaction costs ▪ Cash purchase of stock ▪ Represents an Enterprise Value to trailing 2021 adjusted EBITDA multiple of approximately 5.0x before synergies
Source of Funding	▪ Transaction funded with cash and credit facilities ▪ $375 million unsecured revolver and $175 million term loan
Key Investment Highlights	▪ Broadens Customer Reach and Significantly Expands Total Addressable Market ▪ Leverages Aaron's Strengths to Create an In-House Lease-to-Own Solution ▪ Increases Product Assortment Available to Aaron's Customers ▪ Yields Significant Purchasing Power & Cost Synergies ▪ Enhances Financial Profile & Provides Significant Revenue and Earnings Growth Opportunities
Expected Financial Benefit	▪ Immediately accretive to EPS, adjusted EBITDA and non-GAAP EPS; expected to result in double-digit annual adjusted EBITDA growth from 2022-2026 ▪ Expected annual run-rate adjusted EBITDA synergies of ~$20–$25 million by end of 2024, expected to double by 2026 ▪ Creates additional platform for accelerated growth

Aaron's

15

A New Platform for Accelerated Growth

Synergies & Investments

Lease-to-Own
Use Aaron's existing know-how and assets to provide an "in-house" lease-to-own solution to BrandsMart's customers

Marketplace
Develop a leading direct-to-consumer lease-to-own marketplace featuring much of BrandsMart's extensive product catalog

Procurement
Leverage complementary merchandising capabilities and increased scale

Expansion
Capture additional share in adjacent geographic locations

Business Investment
Invest in people, process, and technology to position BrandsMart for growth

Accretion

Immediately accretive to **EPS, Adjusted EBITDA and non-GAAP EPS**

Expected double-digit **Adjusted EBITDA growth** over next 5 years

Expected annual run rate of **~$20-$25M by year end 2024, expected to double by 2026**

Projected Financial Benefit[1]


Revenue
$1.8B
>$3.0B
2021 Aaron's Core Business Outlook Midpoint
2026 Combined Target


Adjusted EBITDA
$185M
>$300M
2021 Aaron's Core Business Outlook Midpoint
2026 Combined Target

(1) Pro forma Revenue and adjusted EBITDA for the combined company. Pro forma adjusted EBITDA reflects Aaron's adjusted EBITDA for the fiscal year ended December 31, 2021 combined with BrandsMart adjusted EBITDA for the twelve month period ended December 25, 2021, after giving effect to net estimated run rate synergies. A reconciliation of Pro Forma Adjusted EBITDA can not be presented because such information is not available and management cannot reliably predict all of the necessary components of the GAAP measure without unreasonable effort or expense.

Aaron's
16

Maintained Commitment to a Strong and Flexible Balance Sheet 1 Pro Forma for acquisition of BrandsMart U.S.A. which closed April 1, 2022. We are committed to managing our balance sheet conservatively to provide the Company financial flexibility Revolver: $375 Million Term Loan: $175 Million New Credit Facility At 4/1/2022(1) >$260 Million 1 Liquidity at 4/1/2022(1) Approximately $14 million Annualized 0.52 Million Shares $11 Million First Quarter 2022 Dividend Declared = $0.1125/share 2022 Share Repurchases at 4/22/2022 17

2022 Outlook1 Larger portfolio size to begin the year Increase in number of GenNext locations Normalizing customer demand and payment activity Same-Store Revenues of -3.0% to -1.0% Updated Consolidated Outlook for 2022 Includes BrandsMart; Aaron’s Core Business Outlook Remains Unchanged 1 As announced in the Company’s Form 8-K filed on April 25, 2022. 2 BrandsMart outlook represents expected results for the nine months ended December 31, 2022. 3 A reconciliation of Adjusted EBITDA is included in the Appendix. 4 Free Cash Flow in this outlook and in the outlook as shown in the presentation dated February 23, 2022 is calculated as operating activities and proceeds from real estate transactions, less capital expenditures. Reconciliation of Free Cash Flow is included in the Appendix. Consolidated: $2,320B - $2,390B Aaron’s Core Business Revenues Adjusted EBITDA3 Free Cash Flow4 GenNext contribution Normalizing of both renewal rates and write-offs Reinvestment in business initiatives Consolidated: $200M – $215M BrandsMart2 $20M- $25M Strong profitability Capex spend of $100 - $125 Million Inflation impact on inventory purchases Consolidated: $45M – $55M 18 BrandsMart2 $545M- $565M Aaron’s Core Business

Thank you

Use and Definitions of Non-GAAP and Other Financial Measures (1 of 2) 20 We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. These non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as our GAAP basis results. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP Adjusted EBITDA, Adjusted EBITDA Margin, same store revenues, and free cash flow may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. We encourage investors to review our financial statements and other information filed with the SEC in conjunction with the information included in this presentation. A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables of the Appendix of this presentation. The reconciliations provide additional information as to the items and amounts that have been excluded from the adjusted non-GAAP measures. Non-GAAP net earnings, non-GAAP diluted earnings per share, EBITDA and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with GAAP. Non-GAAP net earnings and non-GAAP diluted earnings per share for 2022 exclude certain charges including amortization expense resulting from acquisitions, restructuring charges, separation costs associated with the separation and distribution transaction that resulted in our spin-off into a separate publicly-traded company, and acquisition-related costs. Non-GAAP net earnings and non-GAAP diluted earnings per share for 2021 exclude certain charges including amortization expense resulting from acquisitions, restructuring charges and separation costs associated with the separation and distribution transaction that resulted in our spin-off into a separate publicly-traded company. The amounts for these pre-tax non-GAAP adjustments, which are tax-effected using estimated tax rates which are commensurate with non-GAAP pre-tax earnings, can be found in the Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Non-GAAP Earnings Per Share Assuming Dilution table in this presentation. The EBITDA and adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, depreciation on property, plant and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA also excludes the other adjustments described in the calculation of non- GAAP net earnings above. Adjusted EBITDA margin is defined as EBITDA as a percentage of revenue. The amounts for these pre-tax non-GAAP adjustments can be found in the Quarterly EBITDA table in this presentation.

Use and Definitions of Non-GAAP and Other Financial Measures (2 of 2) 21 Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, EBITDA and Adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings and non-GAAP diluted earnings per share provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. This measure may be useful to an investor in evaluating the underlying operating performance of our business. EBITDA and adjusted EBITDA also provide management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance and liquidity because the measures: • Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. • Are a financial measurement that is used by rating agencies, lenders and other parties to evaluate our creditworthiness. • Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. The Free Cash Flow figures presented in this presentation are calculated as the Company's cash flows provided by operating activities operating activities and proceeds from real estate transactions, less capital expenditures. Management believes that Free Cash Flow is an important measure of liquidity provides relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing liquidity. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share, the Company’s GAAP revenues and earnings before income taxes and GAAP cash from operating activities, which are also presented in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, EBITDA, adjusted EBITDA and Free Cash Flow may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. The company has presented forward-looking statements regarding Pro Forma adjusted EBITDA for the combined company, which is derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgement and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of forward-looking Pro Forma adjusted EBITDA to its most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the company's future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year- end adjustments. Any variation between the company's actual results and projected financial data set forth above may be material.

Basis of Presentation 22 The financial statements and related results discussed herein for periods prior to and through the date of the separation and distribution, November 30, 2020, were prepared on a combined standalone basis and were derived from the consolidated financial statements and accounting records of PROG Holdings, Inc. The financial statements for the periods subsequent to December 1, 2020 and through March 31, 2022 are consolidated financial statements of the Company and its subsidiaries, each of which is wholly-owned, and is based on the financial position and results of operations of the Company as a standalone company. The combined financial statements prepared through November 30, 2020 include all revenues and costs directly attributable to the Company and an allocation of expenses from PROG Holdings, Inc. related to certain corporate functions and actions. These costs include executive management, finance, treasury, tax, audit, legal, information technology, human resources and risk management functions and the related benefit cost associated with such functions, including stock-based compensation. These expenses have been allocated to the Company based on direct usage or benefit where specifically identifiable, with the remaining expenses allocated primarily on a pro rata basis using an applicable measure of revenues, headcount or other relevant measures.

Reconciliation to Adjusted EBITDA 23 1 Individual periods presented may not foot due to rounding of specific line items. Reconciliation to Adjusted EBITDA1 FY Q1 TTM March (In Thousands) 2018 2019 2020 2021 2022 2021 2022 Net Earnings (Loss) $ 50,653 $ 28,099 $ (265,912) $ 109,934 $ 21,532 $ 36,323 $ 95,143 Income Taxes 12,915 6,171 (131,902) 35,936 7,373 12,326 30,983 Earnings (Loss) Before Income Taxes $ 63,568 $ 34,270 $ (397,814) $ 145,870 $ 28,905 $ 48,649 $ 126,126 Interest Expense 16,440 16,967 10,006 1,460 350 344 1,466 Depreciation 53,891 60,288 60,878 64,159 17,385 15,383 66,161 Amortization 10,722 13,294 6,788 5,528 764 1,684 4,608 EBITDA $ 144,621 $ 124,819 $ (320,142) $ 217,017 $ 47,404 $ 66,060 $ 198,361 Sales and Marketing Early Contract Termination Fees — — 14,663 — — — — Separation Costs 21,625 — 8,184 6,732 540 4,390 2,882 Acquisition-Related Costs 1,490 475 — 1,181 3,464 — 4,645 Restructuring Expenses, Net 1,115 39,990 42,544 9,218 3,335 3,441 — Impairment of Goodwill — — 446,893 — — — — Loss on Debt Extinguishment — — 4,079 — — — — Retirement Charges — — 12,634 — — — 9,112 Adjusted EBITDA $ 168,851 $ 165,284 $ 208,855 $ 234,148 $ 54,743 $ 73,891 $ 215,000

Reconciliation of 2022 Current Outlook (1 of 2)

Reconciliation of 2022 Current Outlook to Adjusted EBITDA

	Fiscal Year 2022 Ranges	
(In Thousands)	BrandsMart U.S.A.[1]	Consolidated Total[2]
Estimated Net Earnings		$ 75,000 - $ 81,000
Income Taxes		26,000 - 28,000
Projected Earnings Before Income Taxes	$ 13,500 - $ 16,500	$ 101,000 - $ 109,000
Interest Expense	-	9,000 - 10,000
Depreciation and Amortization	4,000 - 5,000	80,000 - 85,000
Projected EBITDA	$ 17,500 - $ 21,500	$ 190,000 - $ 204,000
Projected Other Adjustments, Net	2,500 - 3,500	10,000 - 11,000
Projected Adjusted EBITDA	$ 20,000 - $ 25,000	$ 200,000 - $ 215,000

1 Amortization related to the acquired BrandsMart intangible assets has been excluded from this Outlook as the respective fair values are pending the completion of the purchase price valuation and cannot be reasonably estimated. Projected Other Adjustments, Net includes one-time integration and other acquisition-related costs.

2 Projected Other Adjustments, Net includes the projected non-GAAP charges related to restructuring charges, separation costs associated with the separation and distribution transaction that resulted in our spin-off into a separate publicly-traded company and BrandsMart one-time integration and other acquisition-related costs. Amortization related to the acquired BrandsMart intangible assets has been excluded from this Outlook as the respective fair values are pending the completion of the purchase price valuation and cannot be reasonably estimated.

Reconciliation of 2022 Current Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

	Fiscal Year 2022 Ranges	
	Low	High
Projected Earnings Per Share Assuming Dilution	$2.39	$2.57
Add Sum of Projected Other Adjustments[1]	0.26	0.33
Projected Non-GAAP Earnings Per Share Assuming Dilution	$2.65	$2.90

1 Includes the projected non-GAAP charges related to restructuring charges, separation costs associated with the separation and distribution transaction that resulted in our spin-off into a separate publicly-traded company and BrandsMart one-time integration and other acquisition-related costs. Amortization related to the acquired BrandsMart intangible assets has been excluded from this Outlook as the respective fair values are pending the completion of the purchase price valuation and cannot be reasonably estimated.

Aaron's

24

Reconciliation of 2022 Current Outlook (2 of 2) 25 Reconciliation of 2022 Current Outlook to Free Cash Flow Fiscal Year 2022 Ranges (In Thousands) Consolidated Total Cash Provided by Operating Activities $139,000 - $173,000 Add: Proceeds from Real Estate Transactions $6,000 - $7,000 Less: Capital Expenditures (100,000 - 125,000) Free Cash Flow $45,000 - $55,000

Reconciliation of 2021 Free Cash Flow 26 FY 20211 (In Thousands) Consolidated Total Cash Provided by Operating Activities $ 136,040 Add: Proceeds from Real Estate Transactions $ 7,360 Less: Capital Expenditures (92,704) Free Cash Flow $ 50,696 1 In the investor presentation dated February 23, 2022, Free Cash Flow for the Aaron's core business in 2021 was defined as operating activities less capital expenditures. The FY 2021 Free Cash Flow amounts in this presentation are expressed in a manner consistent with the current definition of Free Cash Flow, as defined in the appendix of this presentation.

Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non- GAAP Net Earnings and Non-GAAP Per Share Assuming Dilution 27 1 In some cases, the sum of individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding. Q1 (In Thousands, except per share) 2022 2021 Net Earnings $ 21,532 $ 36,323 Income Taxes 7,373 12,326 Earnings Before Income Taxes $ 28,905$ 48,649 Add: Acquisition-Related Intangible Amortization Expense 641 1,507 Add: Restructuring Expenses, net 3,335 3,441 Add: Separation Costs 540 4,390 Add: Acquisition-Related Costs 3,464 — Non-GAAP Earnings Before Income Taxes 36,885 57,987 Income taxes, calculated using a non-GAAP Effective Tax Rate 9,409 14,692 Non-GAAP Net Earnings $ 27,476 $ 43,295 Earnings Per Share Assuming Dilution $ 0.68 $ 1.04 Add: Acquisition-Related Intangible Amortization Expense 0.02 0.04 Add: Restructuring Expenses, net 0.11 0.10 Add: Separation Costs 0.02 0.13 Add: Acquisition-Related Costs 0.11 — Tax Effect of Non-GAAP adjustments (0.06) (0.07) Non-GAAP Earnings Per Share Assuming Dilution1 $ 0.87 $ 1.24 Weighted Average Shares Outstanding Assuming Dilution 31,760 34,919